EXHIBIT 10.23

UA155716-2

SECOND AMENDMENT

THIS SECOND AMENDMENT dated November 1, 2007 is entered into by and between UNITED AIR LINES, INC., (“UA”) and Great Lakes Aviation, Ltd., (“ZK’), (United and Great Lakes, each a “Party” and together, the “Parties”).

RECITALS

WHEREAS, UA and ZK have previously executed that certain Code Share and Regulatory Cooperation and Marketing Agreement effective as of May 1, 2001 (United Contract No. 155716; the “Agreement”), as amended from time to time; and

WHEREAS, pursuant to Section 22 of the Agreement, the parties may modify or amend the Agreement; and

WHEREAS, the Parties have mutually agreed to revise the Agreement in accordance with the terms and conditions of this Second Amendment; and

NOW, THEREFORE, in consideration of the promises and the mutual obligations hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. All capitalized terms not otherwise defined in this Second Amendment shall have the meanings given them in the Agreement. In the event of conflict between the terms of this Second Amendment and the terms of the Agreement, the terms of this Second Amendment shall prevail.

2. Section 5 of the Agreement – Term – is deleted and restated in its entirety to read as follows:

“This Agreement, as amended, will continue through and expire on November 1, 2010; provided, however, that this Agreement may be terminated by either party at that party’s election for convenience and, without cause, upon one hundred and eighty (180) days’ prior written notice.”

3. Effective with the execution of this Second Amendment, ZK hereby relinquishes UA* code share service exclusivity in the following markets: Gillette, Wyoming and Rock Springs, Wyoming; and Section A of the Attachment 1 to the Agreement is deleted and restated in its entirety to read as follows:

“A.	Exclusive city pairs displayed as UA*

Subject to all necessary regulatory approvals, deployment of IATCI One Stop Check-In, and completion of necessary operational support arrangements, UA shall exclusively display its UA* designation code on the following selected flights operated by ZK, provided, however, that UA may remove, and ZK shall stop carrying, the UA* designation code from all such flights, upon expiration of the Agreement:

ZK Operated Flights Between
Denver and

Aberdeen, SD
Alamosa, CO
Alliance, NE
Amarillo, TX
Brooking, SD
Chadron, NE
Cheyenne, WY
Cortez, CO
Clovis, NM
Dickinson, ND
Dodge City, KS
Farmington, NM
Gallup, NM
Garden City, KS
Grand Island, NE
Great Bend, KS
Hays, KS
Huron, SD
Kearney, NE
Laramie, WY
Liberal, KS
Manhattan, KS
Moab, UT
McCook, NE
North Platte, NE
Page, AZ
Pierre, SD
Pueblo, CO
Riverton, WY
Salina, KS
Scottsbluff, NE
Sheridan, WY
Show Low, AZ
Silver City, NM
Telluride, CO
Vernal, UT
Williston, ND
Worland, WY

ZK Operated Flights Between
Albuquerque and

Clovis, NM
Farmington, NM
Gallup, NM
Silver City, NM

ZK Operated Flights Between
Phoenix and

Page, AZ
Show Low, AZ
Gallup, NM
Farmington, NM

ZK Operated Flights Between

Kansas City and
Burlington, IA
Dodge City, KS
Garden City, KS
Great Bend, KS
Hays, KS
Manhattan, KS
Salina, KS

Non-exclusive city pairs displayed as UA*

Subject to all necessary regulatory approvals, deployment of IATCI One Stop Check-In, and completion of necessary operational support arrangements, UA shall display its UA* designation code on the following selected flights operated by ZK in markets cohabitated with United Express carriers provided, however, that UA may remove, and ZK shall stop carrying, the UA* designation code from all such flights, upon expiration of the Agreement:

UA* Code Share service on

ZK Operated Flights Between

Denver and

Gillette, WY

Rock Springs, WY

ZK Operated Flights Between

Las Vegas and

Ely, NV

Farmington, NM

Grand Junction, CO

Merced, CA

Page, AZ

Visalia, CA

4. Counterparts. This Second Amendment may be executed in any number of counterparts, by original or facsimile signature, each of which when executed and delivered shall be deemed an original and such counterparts together shall constitute one and the same instrument.

5. Full Force. The terms of this Second Amendment and the recitals to this Second Amendment are deemed to be incorporated in, and made a part of, the Agreement. Except as otherwise amended herein, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, UA and ZK have executed this Second Amendment as set forth herein.

UNITED AIR LINES, INC.		GREAT LAKES AVIATION, LTD.

By:	/s/ Michael G. Whitaker	By:	/s/ Charles R. Howell IV
Name:	Michael G. Whitaker	Name:	Charles R. Howell IV
Title:	Sr. VP Alliances & Int’l Affairs	Title:	Chief Executive Officer

Date:	November 16, 2007	Date:	November 10, 2007

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